UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 4, 2015

ARMADA HOFFLER PROPERTIES, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-35908	46-1214914
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

222 Central Park Avenue, Suite 2100 Virginia Beach, Virginia		23462
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (757) 366-4000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

Armada Hoffler Properties, Inc. (the “Company”) is disclosing the information below to supplement, and to the extent inconsistent, supersede, the disclosure under the heading “Material U.S. Federal Income Tax Considerations—FATCA” included in both the Company’s Registration Statement on Form S-3 (File No. 333-196473) (the “2014 Registration Statement”) and the Company’s Registration Statement on Form S-3 (File No. 333-204063) (as amended, the “2015 Registration Statement”). This disclosure is a supplement to, and is intended to be read together with, the disclosure under the heading “Material U.S. Federal Income Tax Considerations—FATCA” in the prospectus dated June 11, 2014 included in the 2014 Registration Statement and in the prospectus dated June 11, 2015 included in the 2015 Registration Statement.

SUPPLEMENTAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

The U.S. Treasury Department and the Internal Revenue Service have announced that withholding under the Foreign Account Tax Compliance Act on payments of gross proceeds from a sale or other disposition of the Company’s common stock will only apply to payments made after December 31, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARMADA HOFFLER PROPERTIES, INC.

Date: November 4, 2015	By:	/s/ Michael P. O’Hara
Michael P. O’Hara Chief Financial Officer